SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 11, 1998


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
             (Exact name of registrant as specified in its charter)


      California                     333-24111                      33-0761578
(State or other jurisdiction        (Commission                   (IRS Employer
 of incorporation)                   File Number)            Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565


                                       N/A
          Former name or former address, if changed since last report)

e:\form8k\014.doc

Item 2.  Acquisition or Disposition of Assets

     WNC Housing Tax Credit Fund VI, L.P., Series 6 ("Series 6") has acquired a Local Limited Partnership Interest in Desloge Associates I, L.P. ("DESLOGE"). DESLOGE is sometimes hereinafter referred to as the "Local Limited Partnership."

         DESLOGE owns the Eagles Landing Apartments in Desloge, Missouri (the "Property" or the "Apartment Complex").

         The following tables contain information concerning the Property and the Local Limited Partnership identified herein:


                                                                                                            LOCAL
                                              ACTUAL OR                                                     LIMITED
                                              ESTIMATED      ESTIMATED                          PERMANENT   PARTNER-
                  PROPERTY                    CONSTRUC-      DEVELOPMENT                        MORTGAGE    SHIP'S       YEAR
LOCAL             NAME AND                    TION           COST         NUMBER OF    BASIC    LOAN        ANTICIPATED  CREDITS
LIMITED           NUMBER         LOCATION     COMPLETION     (INCLUDING   APARTMENT    MONTHLY  PRINCIPAL   TAX CREDITS  TO BE FIRST
PARTNERSHIP       OF BUILDINGS   OF PROPERTY  DATE           LAND COST)   UNITS        RENTS    AMOUNT      (1)          AVAILABLE
----------------- ------------- ------------ -------------- ------------ ------------ --------- ----------------------- -----------
DESLOGE           Eagles         Desloge      November 1999  $2,064,658   24      2BR  $247     $633,000    $1,637,810    1999
                  Landing        (St.                                     units        $302     MHDC (2)
                  Apartments     Francois                                 8 3BR units
                                 County),
                  4 Buildings    Missouri

----------------- -------------- ------------ -------------- ------------ ------------ ---------------------------------- ---------

(1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, Series 6 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 6 was a limited partner of the Local Limited Partnership, and during which the Properties were completed and in service.

(2) Missouri Housing Development Commission ("MHDC") will provide the mortgage loan for a term of 40 years at an annual interest rate of 1%. Principal and interest will be payable monthly, based on a 40-year amortization schedule.

Desloge (DESLOGE): Desloge (population 4,900) is in St. Francois County, in southeast Missouri on State Route 8, near the intersection with U.S. Highway 67. The major employers for Desloge residents are U.S. Tool Grinding (drill and tool manufacturer), Flat River Glass (pharmaceutical glass manufacturer) and Super Value, Inc. (distribution).



                                          LOCAL                                                                   ESTIMATED
                                          GENERAL                        SHARING RATIOS:                          ACQUISITION
LOCAL           LOCAL                     PARTNER                        ALLOCATIONS (4) AND                      FEES PAYABLE
LIMITED         GENERAL      PROPERTY     DEVELOPMENT    SHARING         SALE OR REFINANCING  SERIES 6's CAPITAL  TO FUND
PARTNERSHIP     PARTNERS     MANAGER (1)  FEE (2)        RATIOS:         PROCEEDS (5)         CONTRIBUTION (6)    MANAGER
                                                         CASH FLOW (3)
--------------- ------------ ------------ -------------- --------------- -------------------- ------------------- ---------------
DESLOGE         East         Lockwood     $266,884       WNC:   Greater  99.89/.01/.1         $1,063,406          $171,000
                Missouri     Realty,                     of              20/79.9/.1
                Action       Inc.                        20% or $500
                Agency,                                  LGP: 70%
                Inc.                                     The balance:
                                                         50/50

--------------- ------------ ------------ -------------- --------------- -------------------- ------------------- ---------------

(1) The maximum annual management fee payable to the property manager generally is determined pursuant to lender regulations. The Local General Partner is authorized to employ either itself or one of its affiliates, or a third party, as property manager for leasing and management of the Property so long as the fee therefor does not exceed the amount authorized and approved by the lender for the Property.

(2) The Local Limited Partnership will pay its Local General Partner or an affiliate of its Local General Partner a development fee in the amount set forth, for services incident to the development and construction of the Property, which services include: negotiating the financing commitments for the Property; securing necessary approvals and permits for the development and construction of the Property; and obtaining allocations of Low Income Housing Credits. This payment will be made in installments after receipt of each installment of the capital contributions made by Series 6.

                                       2

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 6 ("WNC") and the Local General Partner ("LGP") of the Local Limited Partnership for each year of operations. Generally, to the extent that the specific dollar amounts which are to be paid to WNC are not paid annually, they will accrue and be paid from sale or refinancing proceeds as an obligation of the Local Limited Partnership.

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and Low Income Housing Credits of (i) Series 6,
(ii) WNC Housing, L.P., an affiliate of the Sponsor which is the special limited partner, and (iii) the Local General Partner.

(5) Reflects the percentage interests of (i) Series 6 and (ii) the Local General Partner, in any net cash proceeds from sale or refinancing of the Property, after payment of the mortgage loan and other Local Limited Partnership obligations.

(6)  Series  6  will  make  its  capital  contributions  to  the  Local  Limited
Partnership in stages, with each contribution due when certain conditions regarding construction or operations of the Property have been fulfilled.

Item 7.  Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired.

                  Inapplicable.

b.       Proforma Financial Information

                  Proforma Balance Sheet, September 30, 1998 (Unaudited) Notes to Balance Sheet, September 30, 1998

c.       Exhibits

         10.1 Amended and Restated Agreement of Limited Partnership of Desloge Associates I, L.P.

                 WNC HOUSING TAX CREDIT FUND VI, L.P., Series 6
                       (A California Limited Partnership)
                        (A Development-Stage Partnership)
                             PROFORMA BALANCE SHEET
                               September 30, 1998

                                     ASSETS
                                       Historical        Proforma       Proforma
                                         Balance       Adjustments       Balance

Cash and cash equivalents             $ 1,290,449     $ 1,967,900
                                                           38,000
                                                         (161,175)   $ 3,135,174

Subscriptions receivable                  278,000         (38,000)       240,000

Investment in limited partnerships      4,068,755        3,944,591
                                                           161,175     8,174,521

Other assets                                  955                -           955
                                        ---------       ----------     ---------
                                      $ 5,638,159      $ 5,912,491  $ 11,550,650
                                        =========       ==========    ==========


                        LIABILITIES AND PARTNERS' EQUITY
LIABILITIES:

Payables to limited partnerships      $ 3,069,164      $ 3,944,591  $ 7,013,755
Accrued fees and expenses due to
  general partner and affiliates           43,830                -       43,830
                                           ------     ------------   ----------
                                        3,112,994        3,944,591    7,057,585
                                        ---------     ------------    ---------

PARTNERS' EQUITY (DEFICIT)
  General partner                          (3,885)          (3,329)      (7,214)
  Original limited partner                  1,000                -        1,000
  Limited partners                      2,528,050        1,971,229    4,499,279
                                        ---------        ---------    ---------
    Total partners' equity              2,525,165        1,967,900    4,493,065
                                        ---------        ---------    ---------

                                      $ 5,638,159       $5,912,491 $ 11,550,650
                                        =========        =========   ==========

                                   -Unaudited-
                See Accompanying Notes to Proforma Balance Sheet
                                      FS-1

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
                       (A California Limited Partnership)
                        (A Development-Stage Partnership)
                NOTES TO UNAUDITED PROFORMA FINANCIAL STATEMENTS


NOTE 1 - GENERAL

The information contained in the following notes to the proforma financial statements is condensed from that which appears in the financial statements. Accordingly, these proforma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 6 financial statements dated September 30, 1998. WNC Housing Tax Credit Fund VI, L.P., Series 6 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of September 30, 1998, the Partnership had acquired a limited partnership interest in two limited partnerships: Trenton Village Apts., L.P. (TRENTON); and United Development Co., L.P. - 97.0 (UNITED 97.0). Subsequent to September 30, 1998, the Partnership has acquired an interest in Desloge Associates I, L.P. (DESLOGE) which owns one apartment complex, and is negotiating to acquire the limited partnership interests in three other partnerships which own five apartment complexes: Ottawa I, L.P. (OTTAWA); Preservation Partners I, L.P. (PRESERVATION); and West Mobile County Housing, Ltd. (WEST MOBILE). PRESERVATION owns the Autumn Ridge I Apartments (PRESERVATION AUTUMN), the Pontiac "A" Apartments (PRESERVATION PONTIAC) and the Shumway Apartments (PRESERVATION SHUMWAY). These investments commit the Partnership to capital contributions as follows:


          DESLOGE                               $1,063,406
          OTTAWA                                   402,887
          PRESERVATION AUTUMN                      166,332
          PRESERVATION PONTIAC                     166,101
          PRESERVATION SHUMWAY                     182,317
          WEST MOBILE                            1,963,548
                                                 ---------
                                                $3,944,591

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The first adjustment to cash and the adjustment to partners' equity of $1,967,900 reflects the net proceeds from October 1 to December 11, 1998 from issuance of 2,390 units of limited partners' capital ($2,388,250 less notes receivable and commissions and offering costs of $87,500 and $332,850, respectively.) The second adjustment to cash and the adjustment to subscriptions receivable of $38,000 reflects the collection of subscriptions receivable from the above subscriptions. The adjustment to investment in limited partnerships and notes payable to limited partnerships of $3,944,591 reflects the Partnership's acquisition of the four limited partnership interests as if the Partnership's date of acquisition was September 30,1998. The second adjustment to investment in limited partnerships and the third adjustment to cash of $161,175 reflects the acquisition fee from the proceeds raised from October 1, 1998 to December 11, 1998.

The four limited partnerships (six apartment complexes) were under construction or rehabilitation during the period presented and had no operations which should be reported. The Partnership will use the equity method of accounting to account for its investments in these local limited partnerships.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6

Date: December 21, 1998           By:      WNC &  Associates, Inc.,
                                           General Partner

                                           By:      /s/ JOHN B. LESTER, JR.
                                                        John B. Lester, Jr.,
                                                        President


                                       5